ALPS | SMITH CORE PLUS BOND ETF	ALPS ETF TRUST
NYSE ARCA Ticker: SMTH	Summary Prospectus March 31, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/exchange-traded-funds/smth. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2026 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks above average total return from a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$60	$189	$329	$737

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The Fund will target a weighted average effective duration +/- 40% of the current effective duration of the Bloomberg U.S. Aggregate Bond Index. The Fund does not intend to invest in contingent convertible bonds.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund seeks above average total return, defined as outperformance of the Bloomberg U.S. Aggregate Bond Index, net of Fund fees and expenses. The Fund seeks to generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. In selecting securities, Smith Capital Investors, LLC, the Fund’s Sub-Adviser, considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

Though the Fund does not typically expect to use derivatives, for purposes of meeting its policy to invest at least 80% of net assets in bonds, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager typically applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

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ALPS | SMITH CORE PLUS BOND ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risk factors may result in losses to the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if an instrument has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the instrument’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations, and in turn, may negatively impact the performance of the Fund.

Corporate Debt Risk. Corporate debt securities in which the Fund may invest are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Sector and Securities Selection Risk. Companies in which the Fund may invest with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poor’s, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural or man-made disasters, the spread of infectious illness or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth.

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Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities, which represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage-and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These risks may reduce the Fund’s returns. In addition, the Fund’s investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

U.S. Government Securities Risk. The Fund may invest in U.S. government debt securities. U.S. government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Sovereign Debt Risk. The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/ or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. To the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

Prepayment and Extension Risk. The Fund may invest in securities that are exposed to prepayment and/or extension risk. When interest rates fall, issuers of high interest debt obligations in which the Fund invest may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt the Fund’s performance. Prepayments could also create capital gains tax liability in some instances.

Call Risk. The Fund may invest in securities that are subject to call risk. Call risk is the risk that, during periods of falling interest rates, an issuer of a fixed income security held by the Fund may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

Income Generation Risk. The Fund may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with the securities owned by the Fund, which failure in turn could negatively impact the Fund’s ability to meet its income level objectives.

Floating Rate Obligations Risk. There may be a number of intermediate participants in floating rate obligation transactions and loan agreements that have specific rights and obligations, and terms and conditions. Unexpected changes in the interest rates on floating rate obligations could result in losses to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.

Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. To the extent securities held by the Fund trade in a market that is closed when the exchange on which the Fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations may in turn lead to wider bid-ask spreads or premiums/discounts for Fund shares with the result that investors may receive less than the underlying value of the Fund shares when they sell their Fund shares or pay more than the underlying value of the Fund shares when they purchase their Fund shares.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect

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ALPS | SMITH CORE PLUS BOND ETF

redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Fund’s benchmark index, which represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns
(calendar years ended 12/31)

Highest Quarterly Return	4.66%	9/30/24
Lowest Quarterly Return	-2.26%	12/31/24

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2025

	1 Year	Since Inception (December 5, 2023)
Return Before Taxes	7.07%	6.59%
Return After Taxes on Distributions	5.12%	4.66%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	4.21%
Bloomberg US Aggregate Bond Index*,‡ (reflects no deduction for fees, expenses or taxes)	7.30%	5.40%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	Broad-based securities market index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). Smith Capital Investors, LLC (“Smith Capital Investors” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Gibson Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, and has been a portfolio manager of the Fund since its inception. Eric Bernum, CFA® is a Portfolio Manager and the Deputy Chief Investment Officer of the Sub-Adviser, and has been a co-portfolio manager of the Fund since its inception.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the NYSE Arca under the ticker symbol SMTH, and because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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